UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2011

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31239 (Commission File Number)	27-0005456 (I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 1, Suite 1600, Denver CO 80202 (Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                                    Entry into a Material Agreement.

On October 25, 2011, MarkWest Energy Partners, L.P. (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Partnership, its wholly-owned subsidiary MarkWest Energy Finance Corporation (“Finance Corp.” and, together with the Partnership, the “Issuers”), certain subsidiary guarantors named therein (the “Guarantors” and, together with the Issuers, the “MarkWest Entities”) and Barclays Capital Inc., as the representative of the several underwriters, with respect to the issuance and sale in an underwritten public offering (the “Offering”) of $700,000,000 in aggregate principal amount of the Issuers’ 6.25% senior unsecured notes due 2022 (the “Notes”).  The Notes to be sold in the Offering were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (File No. 333-164323).  The closing of the Offering is expected to occur on November 3, 2011, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements by the MarkWest Entities to the Underwriters for certain liabilities under the Securities Act.

The foregoing description is a brief summary of the Underwriting Agreement and does not purport to be a complete statement of the parties’ rights and obligations under the Underwriting Agreement. The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.01.                                    Regulation FD Disclosure

On October 25, 2011, the Partnership issued a press release announcing pricing of an upsized Offering that was previously announced in a Current Report on Form 8-K filed on October 25, 2011. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
1.1

Underwriting Agreement, dated as of October 25, 2011, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Barclays Capital Inc., as the representative of the several underwriters.

99.1	Press release dated October 25, 2011, announcing pricing of upsized public offering of notes.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: October 28, 2011	By:	/s/ NANCY K. BUESE
Nancy K. Buese Senior Vice President and Chief Financial Officer